SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 17, 2010
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                       Citizens South Banking Corporation
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               (Exact Name of Registrant as Specified in Charter)



   Delaware                          0-23971                   54-2069979
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(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)


519 South New Hope Road, Gastonia, North Carolina              28054-4040
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(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code: 704-868-5200
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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))


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Item 8.01  Other Events

     On May 17, 2010, Citizens South Bank, the wholly-owned subsidiary of Citizens South Banking Corporation, announced the hiring of Anthony Newton Stancil as Senior Vice President and North Georgia Market President.

Item 9.01  Financial Statements and Exhibits


               (a) Not Applicable.

               (b) Not Applicable.

               (c) Not Applicable

               (d) Exhibits.

Exhibit 99.1 Text of press release announcing the hiring of Anthony Newton Stancil as Senior Vice President and North Georgia Market President.

Exhibit 99.2 Severance Agreement with Anthony Newton Stancil dated May 17, 2010.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      CITIZENS SOUTH BANKING CORPORATION



DATE:  May 17, 2010                   By: /s/ Kim S. Price
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                                          Kim S. Price
                                          President and Chief Executive Officer